November 30, 2000

To Our Shareholders:

     We present the Annual Report of the Korea Equity Fund, Inc. (the "Fund") for the fiscal year ended October 31, 2000.

     The Net Asset Value per share ("NAV") of the Fund on October 31, 2000 was $3.52, representing a decrease of 37.5% for the year. The closing New York Stock Exchange ("NYSE") market price of the Fund on October 31, 2000 was $2.625, representing a 25.4% discount to the NAV. The Fund's net assets aggregated $29,578,499 on October 31, 2000.

     The Korea Composite Stock Price Index ("KOSPI") decreased from 833.5 to
514.5 or 38.3% in local terms, for the year. Including the Korean won ("Won") appreciation of 5.5% during the year, this represents a total decrease of 34.9% in United States dollar terms. The Fund underperformed the KOSPI, in U.S. dollar terms, by 2.6 percentage points during the year.

     For the quarter ended October 31, 2000 the KOSPI, in U.S. dollar terms, and the NAV of the Fund decreased by 28.5% and 25.7%, respectively. The Fund outperformed the KOSPI, in U.S. dollar terms, by 2.8 percentage points during the quarter.

     Gross domestic product ("GDP") growth decelerated in the second quarter to 9.6% year over year ("yoy"), from 12.8% in the first quarter of 2000 and 13% in the fourth quarter of 1999. Private consumption and industrial production point to a broad based economic slow down. Private consumption growth reportedly decreased from 11.2% yoy in the first quarter to 9.5% in the second quarter and industrial production declined from 23% yoy to 9.5%. Exports were the sole growth driver in the second quarter 2000. Export growth continued to be robust, averaging 26% in the first nine months, as global demand for semiconductors, personal computers ("PCs") and mobile phones remained strong. However, the surge in import prices has hurt South Korea's trade surplus this year. The Fund expects the current account surplus to decline to $18 hamper from last year's $26.8 billion, which could hamper South Korea's efforts to de-leverage the economy. South Korea is also the most vulnerable of the region's economies to the effects of rising oil prices. Despite those concerns, the Fund expects overall GDP growth to reach 9.5% yoy in 2000 (versus 10.7% in 1999), and to return to its potential growth rate of 6% to 7% in 2001. Deceleration in 2001 will reflect both the diminishing impact of inventory building and the short-term drag effect of continuing economic reforms. Growth will also depend on continuing healthy external demand for South Korean goods.

     Inflation has accelerated in response to higher oil and commodity prices. The Consumer Price Index ("CPI") rose 1.5% in the first half of 2000, 3.2% in the third quarter and 3.9% in September. Producers have not passed on the increase in production costs to consumers, so it is likely that we will see higher inflation figures in the coming months. The Bank of Korea raised the overnight call rate by 25 basis points to 5.25% on October 5, 2000, indicating its concern over inflation. Meanwhile, the liquidity crunch has been aggravated by the financial difficulties of the Hyundai Group and the failure of the Ford-Daewoo negotiations. With the dysfunctional domestic corporate bond market, high real interest rates are likely to force South Korean chaebols (conglomerates) to de-leverage by selling assets.

     South Korea's fiscal surplus was 17.4 trillion Won for the first eight months of this year, compared with a 15.4 trillion Won deficit for the whole of 1999. Total revenue increased by 27.6% during the period, while a reduction in subsidies caused a decline in expenditure. However, South Korea's real fiscal constraints come from financial bailouts. The government has so far spent 120 trillion Won (23% of GDP) to bail out the banking system. Another 40 trillion Won is proposed for 2000 and there could be 50 trillion Won in bailouts for other sectors, too. While the government appears able to cope with this debt burden, interest payments still represent a huge expenditure, amounting to 15 trillion Won every year. A tax increase may be inevitable.

     The main political event during the period was the first ever inter-Korean summit held in Pyongyang on June 13 to 15 between Kim Dae-Jung and Kim Jong-il. The very fact that the meeting took place at all after 55 years of division was a milestone, for which Kim Dae-Jung later won the Nobel Peace Prize. Moreover, Kim Jong-il, who can no longer be deemed a recluse, greeted his guest personally at the airport with a double handshake, laid on a military guard of honor, and shared a limousine into town. The respect afforded to Kim Dae-Jung by North Korea impressed the millions of South Koreans watching on live television, and appears to be successfully transforming Kim Jong-il's image in the South. Although the relaxed and amicable manner continued throughout the two days, according to Kim Dae-Jung's account, the talks between the two leaders came close to breakdown on several occasions despite the initial display of diplomacy.

     Business links, which have helped pave the way for the inter-Korean summit, are likely to maintain their own momentum. Despite its financial trouble at home, Hyundai Group will remain in the leading position, partly because of its Northern-born founder Chung Ju-yung's personal agenda. Most Hyundai Group activities in the North so far have been loss leaders, including its pioneering tourist cruises to Mt. Kumgang; and few South Korean firms are rushing to follow Hyundai's lead. Many will wait until a more predictable business environment is established in the North, meaning official agreements on such matters as investment guarantees, dual taxation and direct payments. South Korea even has hopes of reconnecting rail links across the DMZ. Whether North Korea is ready for its heavily defended borders to open will be a test of how serious its intentions are towards the nascent reunification efforts.

     During the period, the South Korean stock market experienced two distinct phases of contrasting market activity. Beginning in late October, the stock market was supported by an export-led economic recovery, powered by the global electronics industry, benign inflation, the expectation of better corporate profits, and a solid inflow of international portfolio funds. Another market theme was the popularity of the new economy with equity investors.
Technology, media and telecommunication ("TMT") stocks led South Korean market's rise towards the end of 1999, in line with the strong performance of their United States counterparts, especially those listed on the NASDAQ. Internet related stocks listed on the Korea Securities Dealers Association Quotation system ("KOSDAQ") were particularly popular, with their share prices reaching staggering highs. The KOSPI reached the financial Year high of 1059 on January 4, 2000, while the KOSDAQ reached its all-time high of 283 on March 10.

     In the second quarter of this year, however, South Korea became Asia's worst performing market as concerns about financial stability, in addition to a sharp correction in the NASDAQ market, overshadowed the country's strong economic fundamentals. In June, the Hyundai Group and the finanial shares led the KOSPI s strong recovery from 680 to the 850-point level after Hyundai Group founder Chung Ju-yung announced his resignation, and U.S. mutual funds bought aggressively before the South-North Korea summit. Meanwhile, the KOSPI remained volatile around the 800 level amid concerns about the credit crunch.

     During the quarter ended October 31, 2000, rising oil prices and Ford Motor Co.'s decision to drop its bid for Daewoo Motor - thereby undermining the prospects for corporate restructuring-caused grave damage to investor sentiment. Meanwhile, heavy foreign selling of semiconductor shares came amid concerns that declining spot dynamic random access memory ("DRAM") prices might mean the peak of the industry cycle. Semiconductor manufacturers such as Samsung Electronics Co., Ltd. and Hyundai Electronics Co., Ltd., which dropped by more than 20% in September alone, led the overall market decline. The
KOSPI declined by 25.2% in local currency terms to 514.5 during the quarter ended October 31, while the KOSDAQ declined 31.2% to 74.9% during the same period.

     During the review period, the Fund normalized the balance of large-capitalization and small-capitalization stocks by reducing the overexposure to smaller companies, especially TMT stocks listed on the KOSDAQ. In terms of sector allocation, the Fund maintained its overweight position in the Electronics sector while taking advantage of the price weakness among telecommunications stocks to raise the Fund's weighting to neutral. Meanwhile, the Fund reduced its overweight position in the Banking sector to neutral despite the attractive valuations of banking stocks. Government led banking industry consolidation appeared likely to force the quality banks held by the Fund to acquire other poor quality banks at the expense of minority shareholders' interests. As of October 31, 2000, the Fund held 95.9% of its net assets in Korean equities, comprising 30 equities and 2 Korean ADRs.

     During the last quarter, the Fund purchased twelve new issues: Cheil Communications Inc. (Korea's largest advertising agency), Hite Brewery (ma-jor local beer producer), Jahwa Electronics (manufacturer of magnetic electronic components), Kookmin Credit Card Co., Ltd. (Korea's top credit card issuer), LG Cable, Ltd. (optical fiber producer), Halla Climate Control Company (automobile air conditioner and compressor manufacturer), Hyundai Electronics Industries Co., Ltd. (second largest DRAM semiconductor manufacturer), Hyundai Motor, Ltd. (Korea's largest automobile manufacturer), Samsung SDI Co., Ltd. (CRT and PDP producer), Samsung Electro Mechanics Co., Ltd. (electronic component manufacturer), Shinsegae Department Store Co. (discount store chain operator) and Shinyoung Securities Co., Ltd. (medium-sized brokerage house).

     Eleven stocks were eliminated from the portfolio during the last quarter; Digital Chosun Co., Ltd. (satellite based multimedia service), Medison Co., Ltd. (electronic medical equipment maker), Mirae Corporation (semiconductor testing equipment maker), Comtec System Co., Ltd. (networking products maker), Insung Information Co., Ltd. (networking products maker), Serome Technology Inc. (Internet telephony service provider), Daum Communications Corp. (Internet portal service), Hansol M. Com Co., Ltd. (cellular telephone operator), Dongwong Securities Co., Ltd. (brokerage house), Hotel Shilla Co. (a hotel operator) and Keumkang (integrated building material producer).

     The Fund expects the South Korean stock market to remain volatile, due to growing external uncertainty over the direction of the technology cycle, profit warnings among major U.S. companies and crude oil prices. In addition, domestic concerns such as restructuring delays and weak political leadership are likely to sideline institutional investors, both domestic and foreign. Although market valuation levels remain well below those seen during past market troughs, it may take concrete restructuring action, forced through by strong government initiative, before we see a strong market rebound. Another short-term concern surrounds the country's technology stocks. With their earnings momentum decelerating, they could have to endure continued selling pressure for the rest of this year. Technology companies are also among the country's leading export drivers, and without their earnings contribution in periods of economic downturn, the South Korean stock market is unlikely to perform consistently.

     Macro economic growth in 2001 will depend on the health of external demand for South Korea's exports, high-technology goods in particular. A failure of the U.S. or Japan to meet economic growth expectations would certainly result in slower overall economic growth in South Korea. Private consumption will also expand more slowly in 2001. Although wages will continue to increase over the short-term, the largest increases will be at the larger companies. Wage growth for workers in small and medium-sized companies, which still experience difficulties in accessing credit, will fall behind larger companies, acting in turn as a drag on overall consumption growth. Business investment growth will also slow down in 2001, again reflecting the diminishing impact of pent-up demand in 2000, as well as the harsh credit environment.

     The Fund will maintain its cautious stance, and will closely monitor the government's implementation of corporate and financial sector reforms. The
Fund believes that without meaningful progress in the reform process, any attempt to boost the econ omy will be short-lived, making the Korean economy's structural problems even more difficult to address. However, undemanding valuations and hopes for monetary easing in South Korea as a result of financial reform could attract long-term investors at this level. The Fund will closely monitor the changes in economic fundamentals and may increase its exposure in the companies that are prepared to benefit from the government led reform programs and the emergence of an information based economy in South Korea. The Fund expects to maintain its overweight position in; the Electronics sector, with a defensive portfolio focused on companies with good cash flow and a strong balance sheet.

     On a personal note, George H. Chittenden, who served as a Director of the Fund since its inception, passed away in September 2000. The Board of Directors express its condolences to Mr. Chittenden's family and greatly appreciates all the valuable contributions made by Mr. Chittenden on behalf of the Fund and its shareholders.

     We appreciate your continuing support of your Fund.

                                          Sincerely,




                                          Nobuo Katayama
                                          President


     Nomura Asset Management Co., Ltd. ("NAM") provides investment recommendations to Nomura Asset Management U.S.A. Inc. ("NAM -U.S.A."), the Manager of the Fund. Mr. Nobuo Katayama, President of the Fund and President of NAM-U.S.A., is primarily responsible for the day-to-day management of the portfolio of the Fund. Mr. Katayama has held such responsibilities for the Fund and has served as President of NAM-U.S.A. since 1999.

     Change in Investment Limitation. During the year, the Shareholders of the Fund approved an amendment to the Fund's fundamental investment limitation concerning industry concentration. The Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in companies whose principal business activities are in the same industry, except that the Fund may purchase the securities of any issuer, if as a result, no more than 35% of the Fund's total assets would be invested in any industry that accounts for more than 20% of the Korean market as a whole, as measured by an index determined by NAM-U.S.A. to be an appropriate measure of the Korean market. As a result of the amended concentration policy, the Fund may concentrate a larger percentage of its investments in a limited number of industries. As a result there is a risk that the Fund's investments will perform poorly during a downturn in any of the industries in which its investments are concentrated because each investment has a greater effect on the Fund's performance.


                       FUND HIGHLIGHTS-OCTOBER 31, 2000



     Net Assets ............................................................................................    $29,578,499
     Net Asset Value per Share..............................................................................    $      3.52
     Closing NYSE Market Price..............................................................................    $     2.625
     Percentage Change in Net Asset Value per Share*........................................................        (37.5%)
     Percentage Change in NYSE Market Price*................................................................        (40.0%)


Percentage change in market index*


                                                         KOREAN WON    U.S.$
                                                         ----------    -----
 Korea Composite Stock Price Index*....................    (38.3%)    (34.9%)
 *From November 1, 1999 through October 31, 2000

 Korean Equity Securities..............................     95.9%
 Cash and Cash Equivalents ............................      6.4
                                                           -----
 Total Investments ....................................    102.3
 Liabilities in Excess of Other Assets, Net............     (2.3)
                                                           ------
 Net Assets ...........................................    100.0%
                                                           ======



                                     % of                                                         % of
                                  Net Assets                                                   Net Assets
                                  ----------                                                   ----------
Telecommunications.............      24.2             Iron and Steel.......................        4.2
Consumer Electronics...........      17.0             Automotive Equipment and Parts.......        3.1
Banking........................      12.6             Securities ..........................        2.6
Electrical Machinery...........       8.7             Retail...............................        1.1
Utilities......................       8.0             Food and Beverages...................        1.1
Chemicals......................       5.9             Miscellaneous Manufacturing..........        1.0
Services.......................       5.6             Information and Software.............        0.8



                                                       Market         % of
Security                                               Value       Net Assets
--------                                               ------      ----------
Korea Telecom Corp..............................     $4,448,070       15.1
Samsung Electronics Co., Ltd....................      3,786,804       12.8
SK Telecom Co., Ltd.............................      2,691,403        9.1
Korea Electric Power Corp.......................      2,380,343        8.1
Shinhan Bank ...................................      1,563,429        5.3
H & CB .........................................      1,278,417        4.3
Pohang Iron and Steel Co., Ltd..................      1,236,579        4.2
SK Corporation .................................        938,477        3.2
Dae Duck Electronics Co.........................        904,904        3.0
L.G. Electronics Co., Ltd.......................        855,524        2.9

                      REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Korea
  Equity Fund, Inc.
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Korea Equity Fund, Inc. (the "Fund") at October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
November 21, 2000


                                                      SCHEDULE OF INVESTMENTS*
                                                          OCTOBER 31, 2000

                                                                                                                            % of
                                                                                                           Market            Net
                                                                          Shares            Cost           Value           Assets
                                                                          ------            ----           ------          ------
Automotive Equipment and Parts
Halla Climate Control Company........................................     10,000         $ 397,853        $ 236,484           0.8
  Radiators, air-control devises, and air-conditioning units
Hyundai Motor, Ltd...................................................     60,000           737,427          685,714           2.3
                                                                                         ---------        ---------          ----
  Passenger cars, trucks, autoparts and commercial vehicles
Total Automotive Equipment and Parts.................................                    1,135,280          922,198           3.1
                                                                                         ---------        ---------          ----

Banking
Hana Bank ...........................................................     63,150           565,243          371,961           1.2
  Commercial bank
H & CB...............................................................     53,170         1,138,724        1,278,417           4.3
  Commercial bank
Kookmin Bank.........................................................     45,764           592,565          523,017           1.8
  Commercial bank
Shinhan Bank.........................................................    156,000         1,581,316        1,563,429           5.3
  Commercial bank
                                                                                         ---------        ---------          ----
Total Banking .......................................................                    3,877,848        3,736,824          12.6
                                                                                         ---------        ---------          ----

                                                 See notes to financial statements.


                               OCTOBER 31, 2000

                                                                                                                           % of
                                                                                                          Market            Net
                                                                       Shares            Cost             Value           Assets
                                                                       ------            ----             ------          -------
Chemicals
L.G. Chemical Ltd. . . . . . . . . . . . . . . . . . . . . . . . . .   83,017         $  918,729         $817,398           2.7
  Petrochemicals
SK Corporation . . . . . . . . . . . . . . . . . . . . . . . . . . .   77,921          1,704,428          938,477           3.2
                                                                                      ----------        ---------         ------
  Petrochemicals
Total Chemicals . . . .. . . . . . . . . . . . . . . . . . . . . . .                   2,623,157        1,755,875           5.9
                                                                                      ----------        ---------         ------

Consumer Electronics
L G Electronics Co., Ltd. . . .  . . . . . . . . . . . . . . . . . .   61,398          2,433,322          855,524           2.9
  Consumer electronics
Samsung Electro Mechanics Co., Ltd.+ . . . . . . . . . . . . . . . .   12,000            513,922          384,000           1.3
  Telecommunication equipment, audio and video products
Samsung Electronics Co., Ltd.  . . . . . . . . . . . . . . . . . . .   30,228          3,138,243        3,786,804          12.8
                                                                                      ----------        ---------         ------
  Consumer electronics, computers, and telecommunications
Total Consumer Electronics . . . . . . . . . . . . . . . . . . . . .                   6,085,487        5,026,328          17.0
                                                                                      ----------        ---------         ------

Electrical Machinery
Dae Duck Electronics Cc .  . . . . . . . . . . . . . . . . . . . . .  113,113            602,401          904,904           3.0
  Printed circuit boards
Hyundai Electronics Industries Co., Ltd.+. . . . . . . . . . . . . .   84,000          1,119,468          516,185           1.7
  Semiconductors
Jahwa Electronics Co., Ltd. . . . . . .  . . . . . . . . . . . . . .   36,000            405,851          341,802           1.2
  Magnet-related electronic components
Samsung SDI Co., Ltd. . . . . .  . . . . . . . . . . . . . . . . . .    8,000            356,715          311,561           1.1
  Cathode ray tubes for televisions and computer monitors
Sindo Ricoh Co., Ltd. . . . . . . . . . . . . . . . . . . . . . . ..   23,919            825,781          504,665           1.7
                                                                                      ----------        ---------         ------
  Office automation equipment
Total Electrical Machinery . . . . . . . . . . . . . . . . . . . . .                   3,310,216        2,579,117           8.7
                                                                                      ----------        ---------         ------

Food and Beverages
Hite Brewery Co., Ltd. . . . . . . . . . . . . . . . . . . . . . . .    6,800            301,239          304,281           1.1
                                                                                      ----------        ---------         ------
 Beer

Information and Software
Korea Information & Communications Co., Ltd.+ . . . .. . . . . . . .    7,000            309,485          230,769           0.8
                                                                                      ----------        ---------         ------
  Transaction-based online services

Iron and Steel
  Pohang Iron and Steel Co., Ltd. . . . . . . .  . . . . . . . . . .   21,280          1,109,069        1,236,579           4.2
                                                                                      ----------        ---------         ------
   Hot and cold rolled steel products

Miscellaneous Manufacturing
LG Cable Ltd . . . . . . . . . . . . . . . . . . . . . . . . . . . .   22,000            297,506          295,912           1.0
                                                                                      ----------        ---------         ------
   Cables
                                       See notes to financial statements.


                               OCTOBER 31, 2000


                                                                                                                           % of
                                                                                                          Market            Net
                                                                       Shares            Cost             Value           Assets
                                                                       ------            ----             ------          -------
Retail
Shinsegae Department Store Co. . . . . . . . . . . . . . . . . . . .    6,800         $  305,416       $  313,248           1.1
                                                                                      ----------        ---------         ------
  Department Store Chain

Securities
Samsung Securities . . . . . . . . . . . . . . . . . . . . . . . . .   27,000            981,638          488,967           1.6
  Brokerage services
Shinyoung Securities Co., Ltd. . . . . . . . . . . . . . . . . . . .   31,000            294,228          291,604           1.0
                                                                                      ----------        ---------         ------
  Brokerage services
Total Securities . . . . . . . . . . . . . . . . . . . . . . . . . .                   1,275,866          780,571           2.6
                                                                                      ----------        ---------         ------

Services
LG AD Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12,000            600,005          378,725           1.3
  Advertising agencies
Cheil Communications Inc. .. . . . . . . . . . . . . . . . . . . . .    4,500            278,722          288,791           1.0
  Advertising
Kookmin Credit Card Co., Ltd.+ . . . . . . . . . . . . . . . . . . .   15,000            349,977          327,033           1.1
  Credit card and financial services
S1 Corporation . . . . . . . . . . . . . . . . . . . . . . . . . . .   64,000            861,143          663,912           2.2
                                                                                      ----------        ---------         ------
  System security
Total Services . . . . . . . . . . . . . . . . . . . . . . . . . . .                   2,089,847        1,658,461           5.6
                                                                                      ----------        ---------         ------

Telecommunications
Korea Telecom Corp.  . . . . . . . . . . . . . . . . . . . . . . . .   50,100          3,867,018        2,950,945          10.0
Korea Telecom Corp. ADR .  . . . . . . . . . . . . . . . . . . . . .   40,600          1,463,748        1,497,125           5.1
 Telecommunications
SK Telecom Co., Ltd. . . . . . . . . . . . . . . . . . . . . . . . .   10,900          1,745,369        2,323,736           7.9
SK Telecom Co., Ltd. ADR . . . . . . . . . . . . . . . . . . . . . .   14,670             94,568          367,667           1.2
                                                                                      ----------        ---------         ------
 Mobile telecommunications and paging services
Total Telecommunications . . . . . . . . . . . . . . . . . . . . . .                   7,170,703        7,139,473          24.2
                                                                                      ----------        ---------         ------

Utilities
Korea Electric Power Corp. . . . . . . . . . . . . . . . . . . . . .  106,600          2,819,803        2,380,343           8.0
                                                                                      ----------        ---------         ------
 Power supplier
TOTAL KOREAN EQUITY SECURITIES . . . . . . . . . . . . . . . . . . .                  32,710,922       28,359,979          95.9
                                                                                      ----------        ---------         ------











                      See notes to financial statements.


                               OCTOBER 31, 2000

                                                                                                             % of
                                                         Principal                        Market               Net
                                                          Amount            Cost          Value             Assets
                                                          --------          ----          -------           -------
Time Deposit
Bank One-interest bearing call account
  6.55% due 11/1/00 . . . . . . . . . . . . . . . . . . . $1,900,000     $ 1,900,000      $ 1,900,000         6.4
                                                                         ------------     ------------      -----
TOTAL INVESTMENTS IN SHORT-TERM SECURITIES  . . . . . . .                  1,900,000        1,900,000         6.4
                                                                         ------------     ------------      -----
TOTAL INVESTMENTS . . . . . . . . . . . . . . . . . . . .                 34,610,922       30,259,979       102.3
                                                                         ------------     ------------      -----
LIABILITIES IN EXCESS OF OTHER ASSETS, NET . . . . . .. .                   (681,480)        (681,480)        2.3
                                                                         ------------     ------------      -----
NET ASSETS . . .  . . . . . . . . . . . . . . . . . . . .                $33,929,442      $29,578,499       100.0
                                                                         ============     ============      =====



* The description following each investment is unaudited and not covered by the Report of Independent Accountants.
  ADR-American Depository Receipt.
+ Non-income producing security.



      Portfolio securities and foreign currency holdings were translated at the following exchange rate as of October 31, 2000.

     Korean won                  KRW                   1,137.50 = $1.00


























                      See notes to financial statements.

                      STATEMENT OF ASSETS AND LIABILITIES
                               OCTOBER 31, 2000


Investments in securities, at market value (cost-$32,710,922) . . . . . . . . . . . . . . . . . . .       $28,359,979
Investments in short-term securities, at market value (cost-$1,900,000) . . . . . . . . . . . . . .         1,900,000
Receivable for investments sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         1,649,343
Receivable for interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               346
Cash ..............................................................................................            62,422
                                                                                                          ------------
     Total Assets .................................................................................        31,922,090
                                                                                                          ------------


Payable for investments purchased . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         2,231,946
Accrued management fee ............................................................................            26,304
Other accrued expenses ............................................................................           135,341
                                                                                                          ------------
     Total Liabilities . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . .         2,393,591
                                                                                                          ------------

Capital stock (par value of 8,409,000 shares of capital stock outstanding, authorized
  100,000,000, par value $0.10 each) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. .           840,900
Paid-in capital . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        89,358,028
Accumulated net realized loss on investments and foreign currency transactions . . . . . . . .. . .       (56,269,486)
Unrealized net depreciation on investments and foreign exchange . . . . . . . . . . . . . . . . . .        (4,350,943)
                                                                                                          ------------
     Net Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $ 29,578,499
                                                                                                          ============
Net asset value per share . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            $ 3.52
                                                                                                          ============









                      See notes to financial statements.

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED OCTOBER 31, 2000

Dividend income (less $125,010 withholding taxes) . . . . . .... . . . . . . . .   $632,627
Interest income ................................................................     91,592
                                                                                   ---------
         Total Income ..........................................................                     $ 724,219
                                                                                                     ----------



Management fee .................................................................   511,651
Custodian fees .................................................................   168,482
Legal fees .....................................................................   117,732
Auditing and tax reporting fees . . . . . . . . . . . . . . . . . .. . . . . . .    50,658
Directors' fees and expenses . . . . . . . . . . . . . . . . . . . . . . . . . .    44,504
Shareholder reports ............................................................    36,312
Transfer agency fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    35,684
Annual meeting expenses ........................................................    26,130
Registration fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     17,561
Miscellaneous ..................................................................     5,666
Insurance expenses .............................................................     3,464
                                                                                  --------
        Total Expenses .........................................................                     1,017,844
        Waived Management fee (Note 2) . . . . . . . . . . . . . . . . . . . . .                       (19,311)
                                                                                                     -----------
        Net Expenses ...........................................................                       998,533
                                                                                                     -----------
INVESTMENT LOSS-NET . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                       (274,314)
                                                                                                     -----------


Realized loss on investments and foreign currency transactions:
Net realized loss on investments . . . . . . . . . . . . . . . . . . . . . . . .                   (2,718,026)
Net realized loss on foreign exchange . . . . . . .  . . . . . . . . . . . . . .                   (4,457,423)
                                                                                                   ------------
Net realized loss on investments and foreign exchange .. . . . . . . . . . . . .                   (7,175,449)
                                                                                                   ------------
Change in net unrealized depreciation on investments . . . . . . . . . . . . . .                  (16,514,072)
Change in net unrealized appreciation on translation of foreign currency and
other assets and liabilities denominated in foreign currency . . . . . . . . . .                    6,196,916
                                                                                                   ------------
Net realized and unrealized loss on investments and foreign exchange ... . . . .                  (17,492,605)
                                                                                                   ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS . . . . . . . . . ..... . .                 ($17,766,919)
                                                                                                 ==============









                      See notes to financial statements.

                      STATEMENT OF CHANGES IN NET ASSETS

                                                                                                For the Year Ended
                                                                                                    October 31,
                                                                                           2000               1999

  Net investment loss .........................................................         $ (274,314)        $ (308,463)
  Net realized loss on investments ............................................         (2,718,026)        (2,148,882)
  Net realized loss on foreign exchange .......................................         (4,457,423)        (4,215,827)
  Change in net unrealized appreciation (depreciation) on investments .........        (16,514,072)        23,816,481
  Change in net unrealized appreciation on translation of
    foreign currency and other assets and liabilities denominated in
    foreign currency ..........................................................          6,196,916          6,858,982
  Increase (decrease) in net assets resulting from operations .................        (17,766,919)        24,002,291
  Beginning of year ...........................................................         47,345,418         23,343,127
  End of year .................................................................        $29,578,499        $47,345,418












                      See notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS

     Korea Equity Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end investment management company. The Fund was incorporated in Maryland on September 7, 1993 and investment operations commenced on December 3, 1993. The Fund's investment objective is to seek long-term capital appreciation through investments primarily in equity securities of Korean equities. The following is a summary of significant accounting policies followed by the Fund.

     (a) Valuation of Securities-Investments traded on stock exchanges are valued at the last sale price on the principal market on which such securities are traded as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market (as opposed to the OTC market for foreign investors in Korea) are valued at the last reported sales price as of the close of business on the day the securities are being valued or, if none is available, at the mean of the bid and offer price at the close of the day or, if none is available, at the last reported sales price available to the Fund. Securities for which market quotations are not readily available and restricted securities are valued in good faith at fair value using methods determined by the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data. Short-term debt securities which mature in 60 days or less are valued at amortized cost if their original maturity at the date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity if their term to maturity at the date of purchase exceeded 60 days. Securities and other assets, including futures contracts and related options, are stated at market value or otherwise at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

     (b) Foreign Currency Transactions -Transactions denominated in Korean won ("Won") are recorded in the Fund's records at the prevailing rate at the time of the transaction. Asset and liability accounts that are denominated in Won are adjusted to reflect the current exchange rate at the end of the period. Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of foreign currency transactions are included in the results of operations for the current period.

     The net assets of the Fund are presented at the exchange rate and market values at the close of the period. The Fund isolates that portion of the results of operations arising as a result of changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held at October 31, 2000. Net realized foreign exchange gains or losses include gains or losses arising from sales of portfolio securities, sales and maturities of short-term securities, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the United States dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses includes gains or losses arising from changes in the value of assets and liabilities including investments in securities at October 31, 2000, resulting from changes in the exchange rate.

     (c) Security Transactions, Investment Income, Distributions to Shareholders-Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses on the sale of investments are calculated on the identified cost basis.

     Distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition-"temporary"), such accounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net realized capital gains for financial reporting purposes, but not for tax purposes, are reported as distributions in excess of net realized capital gains.

     (d) Capital Account Reclassification-For the year ended October 31, 2000, the Fund's paid-in-capital was decreased by $314,956 with decrease in accumulated net investment loss of $274,314 and decrease in accumulated net realized loss on investments and foreign currency transactions of $40,642. The adjustment was primarily a result of the reclassification of net investment and foreign exchange losses.

     (e) Income Taxes-A provision for United States income taxes has not been made since it is the intention of the Fund to qualify as a regulated investment company under the Internal Revenue Code and to distribute within the allowable time limit all taxable income to its shareholders.

     Under Korean tax laws, a withholding tax is imposed on dividends and interest income at the rate of 16.5% and 13.2%, respectively, and such withholding taxes are reflected as a reduction of the related revenue. There is no withholding tax on realized gains.

     Under Korean tax laws, a withholding tax is imposed on dividends and interest income at the rate of 16.5% and 13.2%, respectively, and such withholding taxes are reflected as a reduction of the related revenue. There is no withholding tax on realized gains.

     (f) Subscription for New Shares-As part of their annual corporate action matters, certain Korean companies offer rights to their shareholders to subscribe to new shares which are eligible for a portion of the dividends paid on existing shares in the year of subscription. The Fund normally subscribes to new share offerings by Korean companies.

     (g) Use of Estimates in Financial Statement Preparation-The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

     (h) Concentration of Risk-A significant portion of the Fund's net assets consists of South Korean securities which involve certain considerations and risks not typically associated with investments in the United States. In addition to the smaller size, less liquidity and greater volatility, the South Korean securities market is less developed than the U.S. securities market and there is often substantially less publicly available information about South Korean issuers than there is about U.S. issuers. Future economic and political developments in South Korea could adversely affect the liquidity or value, or both, of securities in which the Fund is invested. Further, the Fund may be exposed to currency devaluation and other exchange rate fluctuations.

     Nomura Asset Management U.S.A. Inc. (the "Manager") acts as the Manager of the Fund pursuant to a management agreement. Under the agreement, the Manager provides all office space, facilities and personnel necessary to perform its duties. Pursuant to such management agreement, the Manager has retained its parent company, Nomura Asset Management Co., Ltd. ("NAM"), as investment adviser for the Fund.

     As compensation for its services to the Fund, the Manager receives a monthly fee computed daily, at the annual rate of 1.10% of the Fund's average weekly net assets. Effective June 30, 2000, the Manager voluntarily reduced its management fee from 1.1% to 0.95% of the Fund's average weekly net assets. This reduction will remain in effect until May 31, 2001 unless the Manager and the Board of Directors of the Fund mutually agree to reinstate the full management fee. For services performed, NAM receives a monthly fee from the Manager at the annual rate of 0.55 of 1% of the average weekly net assets of the Fund. Under the Management Agreement, the Fund paid or accrued fees to the Manager of $492,340 for the year ended October 31, 2000. For the year ended October 31, 2000, the Manager informed the Fund that NAM received fees of $255,616 from the Manager. At October 31, 2000, the fee payable to the Manager by the Fund was $26,304.

         Certain officers and/or directors of the Fund are officers and/or directors of the Manager. The Nomura Securities Co., Ltd. ("Nomura Securities") (the Manager's indirect parent) earned $8,714 in commissions from the Fund on the execution of portfolio securities transactions for the year ended October 31, 2000. The Fund pays each Director not affiliated with the Manager an annual fee of $5,000 plus $500 per meeting attended, together with such Director's actual expenses related to attendance at meetings. Such fees and expenses for the unaffiliated Directors aggregated $44,504 for the year ended October 31, 2000.

         Purchases and sales of investments, exclusive of investments in foreign currency and short-term securities, for the year ended October 31, 2000 were $21,949,284 and $22,776,485, respectively. As of October 31,2000, net unrealized depreciation on investments, exclusive of short-term securities, for Federal income tax purposes was $4,350,943 of which $2,124,053 related to appreciated securities and $6,474,996 related to depreciated securities. The aggregate cost of investments, exclusive of short-term securities, at October 31, 2000 for Federal income tax purposes was $32,710,922. The Fund has a capital loss carryforward as of October 31, 2000 of approximately $56,270,000 of which $14,274,000 expires on October 31, 2003, $3,203,000 expires on October 31, 2004, $5,211,000 expires on October 31, 2005, $20,128,000 expires on October 31, 2006, $6,272,000 expires on October
31, 2007 and $7,182,000 expires on October 31, 2008.

Selected per share data and ratios for a share of common stock outstanding throughout each year:

                                                                                   For the Year Ended
                                                                                        October 31,
                                                             2000          1999              1998         1997             1996
Net asset value, beginning of year . . . . . . . . . .      $5.63         $2.78             $3.55        $7.42           $10.06
  Net investment loss . . . . . . . . . . . . . . . .       (0.03)        (0.04)           (0.03)        (0.02)           (0.06)
  Net realized and unrealized gain (loss) on
     investments and foreign currency . . . . . . . .       (2.08)         2.89             (0.74)       (3.85)           (2.56)
  Total from investment operations . . . . . . . . .        (2.11)         2.85             (0.77)       (3.87)           (2.62)
Distributions to shareholders from:
   Net investment income . . . . . . . . . . . . . .          -             -                -             -             (0.02)
   Net realized capital gains . . . . . . . . . . .           -             -                -             -                -
        Total distributions                                   -             -                -             -             (0.02)
Net asset value, end of year . . . . . . . . . . . .        $3.52          $5.63           $2.78         $3.55           $7.42

Market value, end of year . . . . . . . . . . . . .         $2.625         $4.375          $2.9375       $3.6875         $7.000
Total investment return+ . . . . . . . . . . . . . .       (40.0%)         48.9%          (20.3%)       (47.3%)       (23.1 %)
Net asset value total returns++. . . . . . . . . . .       (37.5%)        102.5%          (21.7%)       (50.3%)       (26.1 %)
Ratio to average net assets/supplemental data:
  Net assets, end of year (000) . . . . . . . . . .       $29,578       $47,345          $23,343       $29,873        $62,356
  Operating expenses before waiver of a portion
    of the management fee . . . . . . . . . . . . .          2.24%          2.22%           3.13%         2.29%          1.89%
  Operating expenses after waiver of a portion
    of the management fee . . . . . . . . . . . . .          2.20%          2.22%           3.13%         2.29%          1.89%
  Net investment loss . . . . . . . . . . . . . . .         (0.60%)       (0.78%)          (1.21%)       (0.40%)        (0.73%)
  Portfolio turnover . . . . . . . . . . . . . . . ..          50%           34%              25%           22%            53%

_______________________
+ Based on market value per share, adjusted for reinvestment of income dividends and capital distributions and capital share transactions. Total return does not reflect sales commissions.
++ Based on net asset value per share, adjusted for reinvestment of income dividends and capital distributions and capital share transactions. Total return does not reflect sales commissions. [GRAPHIC OMITTED]






                      See notes to financial statements.

               SUPPLEMENTAL SHAREHOLDER INFORMATION (Unaudited)

     The 2000 Annual Meeting of the Shareholders of the Fund was held at the Fund's offices, 180 Maiden Lane, New York, New York on June 20, 2000. The purpose of the meeting was to elect six Directors to serve for the ensuing year; to consider and act upon a proposal to ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the Fund for its fiscal year ending October 31, 2000; to consider and act upon a proposal to approve a new Management Agreement between the Fund and Nomura Asset Management U.S.A. Inc.; to consider and act upon a proposal to approve a new Investment Advisory Agreement between Nomura Asset Management U.S.A. Inc. and Nomura Asset Management, Co., Ltd.; to consider and act upon the proposal to amend the Fund's fundamental investment limitation concerning industry concentration to permit the Fund to invest up to 35% of its total assets in certain industries; and to transact such other business as may properly come before the Meeting or any adjournment thereof.

     At the Meeting, the following persons were elected by the shareholders to serve as Directors of the Fund: William G. Barker, Jr., George H. Chittenden, Nobuo Katayama, Chor Weng Tan, Arthur R. Taylor, and John F. Wallace. The shareholders ratified the selection of PricewaterhouseCoopers LLP, to serve as the Fund's independent accountants for the fiscal year ending October 31, 2000, approved a new Management Agreement between Nomura Asset Management U.S.A. Inc. and the Fund and a new Investment Advisory Agreement between Nomura Asset Management U.S.A. Inc. and Nomura Asset Management Co., Ltd.The meeting was adjourned for the proposal to amend the Fund's fundamental investment limitation concerning industry concentration to permit the Fund to invest up to 35% of its total assets in certain industries to June 29, 2000 to allow the Fund to obtain sufficient votes to approve the proposal. At the meeting reconvened on June 29, 2000 the shareholders approved the proposal to amend the Fund's fundamental investment limitation concerning industry concentration. No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

1.   To elect the Fund's Board of Directors:

                                                              Of                                  % Of
                                          Shares Voted    outstanding      Shares Voted        outstanding
                                               For          Shares       Withhold Authority       Shares
       William G. Barker, Jr. .........     5,452,424        64.8            676,716                8.0
       George H. Chittenden ...........     5,454,027        64.8            675,113                8.0
       Nobuo Katayama .................     5,452,427        64.8            676,713                8.0
       Chor Weng Tan ..................     5,480,427        65.1            648,713                7.7
       Arthur R. Taylor ...............     5,452,427        64.8            676,713                8.0
       John F Wallace .................     5,480,427        65.1            648,713                7.7

2. To ratify the selection of PricewaterhouseCoopers LLP as the independent accountants of the Fund:



                               %  Of                                  % Of                               % Of
         Shares Voted        outstanding       Shares Voted         outstanding       Shares           outstanding
              For              Shares             Against             Shares         Abstained           Shares
           5,462,593            64.9              620,721               7.3           45,826               0.6

3.   To approve new Management Agreement between the Fund and Nomura Asset
     Management U.S.A. Inc.:

                               %  Of                                  % Of                               % Of
         Shares Voted       outstanding       Shares Voted        outstanding         Shares          outstanding
              For              Shares            Against             Shares         Abstained           Shares
          5,410,061             64.3             667,490               7.9            51,589              0.6

4.   To approve a new Investment Advisory Agreement between Nomura Asset
     Management U.S.A. Inc. and Nomura Asset Management Co., Ltd.:

                               % Of                                  % Of                               % Of
         Shares Voted        outstanding       Shares Voted         outstanding       Shares           outstanding
              For              Shares             Against             Shares         Abstained           Shares
           5,420,585            64.4              670,365               8.0           38,190               0.4

5. To amend the Fund's principal investment limitation concerning industry concentration:

                               %   Of                                 % Of                                % Of
         Shares Voted        outstanding       Shares Voted         outstanding       Shares           outstanding
              For              Shares             Against             Shares         Abstained           Shares
           4,495,414            53.5             2,965,114             35.3           27,712               0.3
__________________
*Mr. Chittenden passed away in September, 2000.

     Shares of closed-end investment companies, including funds focusing on a single country, have at various times traded at both premiums and discounts to their net asset value. Although the shares of the Fund have traded at such a premium, they also have traded at a discount from NAV.

     Since the Fund was established, the Board of Directors on a quarterly basis has reviewed the trading price of the Fund's shares. The purpose of such review has been to determine whether a discount exists and, if so, whether it would be in shareholders' overall best interests for the Fund to conduct share repurchases, make an issuer tender offer for shares or consider another means of possibly reducing the discount. For example, the Board of Directors has also considered whether it would be in the best interests of the Fund to convert to an open-end fund or to an interval fund, which is a form of investment company that makes periodic share repurchases at prices based on NAV.

     To date, the Board of Directors has not authorized open-market share repurchases or a tender offer for shares of the Fund. The Board of Directors also has not felt that it would be in the best interests of the Fund or its shareholders to convert to an open-end fund or to have interval fund status. As a "country fund," the Fund's NAV is more volatile than might be the case for a fund with a broader investment focus. The Directors believe that converting the Fund to either an open-end or interval fund would subject the Fund to redemptions or repurchases at times when liquidation of portfolio securities could disadvantage remaining shareholders, and they believe that the recent sometime extreme volatility of the financial markets in South Korea supports their view. Additionally, since an open-end fund has a limited ability to invest in illiquid securities, such a conversion could hinder the Fund's ability to pursue its investment objectives. The Directors intend to continue to review, on a quarterly basis, the trading market for the Fund's shares.


     The Dividend Reinvestment Plan (the "Plan") is available automatically for any holder of Common Stock with shares registered in his/her own name who wishes to purchase additional shares with income dividends or capital gains distributions received on shares owned, unless such shareholder elects to receive all dividends and capital gain distributions in cash, paid by check and mailed to the shareholder. If a shareholder holds shares in his/her own name, communications regarding the Plan should be addressed to the Plan Agent, State Street Bank and Trust Company, PO. Box 8209, Boston, Massachusetts 02266-8209. Under the Plan, shareholders appoint the Plan Agent to reinvest dividends and distributions in shares of the Fund. Such shares will be acquired by the Plan Agent for shareholders either through open market purchases if the Fund is trading at a discount or through the issuance of authorized but unissued shares if the Fund is trading at net asset value or a premium. If the market price of a share on the payable date of a dividend or distribution is at or above the Fund's net asset value per share on such date, the number of shares to be issued by the Fund to each shareholder receiving shares in lieu of cash dividends or distributions will be determined by dividing the amount of the cash dividends or distributions to which such shareholder would be entitled by the greater of the net asset value per share on such date or 95% of the market price of a share on such date. If the market price of a share on such distribution date is below the net asset value per share, the number of shares to be issued to such shareholders will be determined by dividing such amount, less brokerage commission, by the per share market price.

     Purchases will be made by the Plan Agent from time to time on the New York Stock Exchange (the "Exchange") or elsewhere to satisfy dividend and distribution investment requirements under the Plan. Purchases will be suspended on any day when the closing price (or the mean between the closing bid and ask prices if there were no sales) of the shares on the Exchange on the preceding trading day was higher than the net asset value per share. If on the dividend payable date, purchases by the Fund are insufficient to satisfy dividend or distribution investments and on the last trading day immediately preceding the dividend payable date the closing price or the mean between the closing bid and ask prices of the shares is lower than or the same as the net asset value per share, the Plan Agent will continue to purchase shares until all investments by shareholders have been completed or the closing price or the mean between the bid and ask prices of the shares becomes higher than the net asset value, in which case the Fund will issue the necessary additional shares from authorized but unissued shares. If on the last trading day immediately preceding the dividend payable date, the closing price or the mean between the bid and ask prices of the shares is higher than the net asset value per share and if the number of shares previously purchased on the Exchange or elsewhere is insufficient to satisfy dividend investments,the Fund will issue the necessary additional shares from authorized but unissued shares. There will be no brokerage charges with respect to shares issued directly by the Fund to satisfy the dividend investment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Fund's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund. For the fiscal year ended October 31, 2000, the Fund did not purchase any shares in the open market or issue any new shares for dividend reinvestment purposes.

     Shareholders who elect to hold their shares in the name of a broker or other nominee should contact such broker or other nominee to determine whether they may participate in the Plan. To the extent such participation is permitted, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the broker as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in such Plan. Shareholders that participate in the Plan holding shares in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan. Shareholders who are participating in the Plan may withdraw from the Plan at any time. There will be no penalty for withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin it at any time. Changes in participation in the Plan should be made by contacting the Plan Agent if the shares are held in the shareholder's own name and must be in writing and should include the shareholder's name and address as they appear on the account registration. If the shares are held in the name of a broker or other nominee, such person should be contacted regarding changes in participation in the Plan. Upon withdrawal from the Plan, the Plan Agent will deliver to the shareholder a certificate or certificates for the appropriate number of full shares and a cash payment for any fractional shares. In lieu of receiving a certificate, the shareholder may request the Plan Agent to sell part or all of the shareholder's shares at the market price and remit the proceeds to the shareholder, net of any brokerage commissions. A $2.50 fee will be charged by the Plan Agent upon any cash withdrawal or termination. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a shareholder to take all subsequent distributions in cash. An election will be effective only for a dividend or distribution if it is received by the Plan Agent not less than 10 days prior to such record date.

     The Plan Agent will maintain all shareholders accounts in the Plan, and furnish written confirmation of all transactions in such account, including information needed by shareholders for tax records. Shares in the account of each Plan participant may be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

     The automatic reinvestment of dividends will not relieve participants of any income taxes that may be payable (or required to be withheld) on such dividends. Shareholders receiving dividends or distributions in the form of additional shares pursuant to the Plan should be treated for Federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive and should have a cost basis in the shares received equal to such amount.

     The Fund reserves the right to amend or terminate the Plan as applied to any dividend paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend. There is no service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. All correspondence concerning the Plan, including requests for additional information about the Plan, should be directed to the Plan Agent.

                        SHAREHOLDER ACCOUNT INFORMATION

Shareholders whose accounts are held in their own name may contact the Fund's transfer agent, State Street Bank and Trust Company at (800) 426-5523 for information concerning their accounts.

William G. Barker, Jr.
Nobuo Katayama
Chor Weng Tan
Arthur R. Taylor
John F.Wallace


Nobuo Katayama, President
Keisuke Haruguchi, Vice President
David G. Stoeffel, Vice President
John J. Boretti, Secretary and Treasurer
Rita Chopra, Assistant Treasurer


Nomura Asset Management U.S.A. Inc.
180 Maiden Lane New York, New
York 10038-4936 Internet Address
www.nomura-asset.com


Nomura Asset Management Co., Ltd.
2-1-14 Nihonbashi, Chuo-ku,
Tokyo 103-8260, Japan


Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109-3661


State Street Bank and Trust Company
P .O. Box 8200
Boston, Massachusetts 02266-8200


Brown & wood LLP                                 ANNUAL REPORT
One World Trade Center
New York, New York 10048-0557                    OCTOBER 31, 2000


PricewaterhouseCoopers LLP 1177
Avenue of The Americas New York,
New York 10036-2798

KOREA EQUITY FUND, INC. 180 MAIDEN LANE NEW
YORK, NEW YORK 10038-4936
_______________________________________________________________________
This Report, including the Financial Statements, is transmitted to the Shareholders of Korea Equity Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the Report.